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                                                        Exhibit 99.B(h)(1)(A)(i)

                               AMENDED SCHEDULE A

                               SCHEDULE OF SERIES

                               WITH RESPECT TO THE

               AMENDED AND RESTATED SHAREHOLDER SERVICES AGREEMENT

                                     BETWEEN

                               ING INVESTORS TRUST

                                       AND

                             DIRECTED SERVICES, INC.

                                                                                                CLASSES
                                                                                                -------
SERIES                                                                                    SERVICE     SERVICE 2
------                                                                                    -------     ---------
ING AIM Mid Cap Growth Portfolio                                                             X            X
ING Alliance Mid Cap Growth Portfolio                                                        X            X
ING Capital Guardian Managed Global Portfolio                                                X            X
ING Capital Guardian Small/Mid Portfolio                                                     X            X
ING Capital Guardian U.S. Equities Portfolio                                                 X            X
ING Eagle Asset Capital Appreciation Portfolio                                               X            X
ING Evergreen Health Sciences Portfolio                                                      X            X
ING Evergreen Omega Portfolio                                                                X            X
ING FMR(SM) Diversified Mid Cap Portfolio                                                    X            X
ING Global Resources Portfolio                                                               X            X
ING Goldman Sachs Tollkeeper(SM) Portfolio                                                   X            X
ING International Portfolio                                                                  X            X
ING Janus Contrarian Portfolio                                                               X            X
ING Jennison Equity Opportunities Portfolio                                                  X            X
ING JPMorgan Emerging Markets Equity Portfolio                                               X            X
ING JPMorgan Small Cap Equity Portfolio                                                      X            X
ING Julius Baer Foreign Portfolio                                                            X            X
ING Legg Mason Value Portfolio                                                               X            X
ING LifeStyle Aggressive Growth Portfolio(1)                                                              X
ING LifeStyle Growth Portfolio(1)                                                                         X
ING LifeStyle Moderate Growth Portfolio(1)                                                                X
ING LifeStyle Moderate Portfolio(1)                                                                       X
ING Limited Maturity Bond Portfolio                                                          X            X
ING Liquid Assets Portfolio                                                                  X            X
ING MarketPro Portfolio                                                                      X            X
ING MarketStyle Growth Portfolio                                                             X            X
ING MarketStyle Moderate Growth Portfolio                                                    X            X

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(1) The service fee of 0.25% will be waived in full until the fund divests from the underlying investment companies.

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
                                                                                                CLASSES
                                                                                                -------
SERIES                                                                                    SERVICE     SERVICE 2
------                                                                                    -------     ---------
ING MarketStyle Moderate Portfolio                                                           X            X
ING Marsico Growth Portfolio                                                                 X            X
ING Mercury Focus Value Portfolio                                                            X            X
ING Mercury Large Cap Growth Portfolio                                                       X            X
ING MFS Mid Cap Growth Portfolio                                                             X            X
ING MFS Total Return Portfolio                                                               X            X
ING Oppenheimer Main Street Portfolio(R)                                                     X            X
ING PIMCO Core Bond Portfolio                                                                X            X
ING PIMCO High Yield Portfolio                                                               X            X
ING Pioneer Fund Portfolio                                                                   X            X
ING Pioneer Mid Cap Value Portfolio                                                          X            X
ING Salomon Brothers All Cap Portfolio                                                       X            X
ING Salomon Brothers Investors Portfolio                                                     X            X
ING T. Rowe Price Capital Appreciation Portfolio                                             X            X
ING T. Rowe Price Equity Income Portfolio                                                    X            X
ING UBS U.S. Allocation Portfolio                                                            X            X
ING Van Kampen Equity Growth Portfolio                                                       X            X
ING Van Kampen Global Franchise Portfolio                                                    X            X
ING Van Kampen Growth and Income Portfolio                                                   X            X
ING Van Kampen Real Estate Portfolio                                                         X            X
ING VP Index Plus International Equity Portfolio                                             X            X